JANUARY 2021 Homi Shamir Chairman, President and CEO INVESTOR PRESENTATION

complexity simplif ied. 2 SAFE HARBOR STATEMENT This presentation is being made exclusively to investors that are both institutional accredited investors (within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) (“IAIs”) and qualified institutional buyers (“QIBs”) as defined in Rule 144A (“Rule 144A”) under the Securities Act. The securities described herein have not been and will not be registered under the Securities Act and may not be offered or sold in the United States except to investors that are both IAIs and QIBs in reliance on Section 4(a)(2) of the Securities Act or pursuant to another exemption from, or transaction not subject to, the registration requirements of the Securities Act. This document does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities in any jurisdiction where such offer or sale is not permitted. Any purchaser of such securities will be deemed to have made certain representations and acknowledgments, including, without limitation, that the purchaser is both an IAI and a QIB. Certain statements made during the course of this presentation may not be purely historical and consequently may be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements made regarding: our Licensed Technologies Group model and the ability of our licensees and installed base to drive future growth; the ability of our technology to enhance productivity and efficiency; our financial position and long-term revenue growth; our molecular diagnostic business model, the markets we are targeting, market segmentation, expected growth of such markets, and the ability of our products to address those markets; sales of our products, their technical capabilities, and the anticipated market size and acceptance, demand and regulatory environment and approvals therefor; our direct sales efforts; our system placements; our system and assay product pipeline and anticipated timelines for regulatory approvals and market releases, including for ARIES® and VERIGENE® instrumentation and assays, and our flow cytometry product lines; market opportunity for ARIES®, VERIGENE®, and our flow cytometry products; functionality and benefits of ARIES®, VERIGENE®, and the flow cytometry products and competitive position; reimbursement trends; our ability to drive growth through investment in R&D and next generation systems and focus on operating leverage and managing operating costs; our long-term financial targets; our key steps and strategies for growth; our strategic outlook and growth plan for our business for 2021 and beyond; operational trends, including those related to sales of systems, assays, consumables, and royalty revenues; competitive threats and products offered by other companies; our business outlook, financial targets and projections about revenues, cash flows, system shipments, expenses and market conditions, and their anticipated impact on Luminex for 2021 and beyond; and, any statements of the plans, strategies and objectives of management for future operations. These forward-looking statements speak only as of the date hereof and are based on our current beliefs and expectations and are subject to known or unknown risks and uncertainties, some of which are beyond our control, that could cause actual results or plans to differ materially and adversely from those anticipated in the forward-looking statements. Factors that could cause or contribute to such differences are detailed in our annual, quarterly, or other filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements. Also, certain non-GAAP financial measures, as defined by SEC Regulation G, may be covered in this presentation. To the extent that any non-GAAP financial measures are covered, a presentation of and reconciliation to the most directly comparable GAAP financial measures will be included in this presentation and may be available on our website at luminexcorp.com in accordance with Regulation G.

complexity simplif ied. 3 LUMINEX CORPORATION: FULLY EMBEDDED IN GLOBAL BIOMEDICAL SCIENCE AND HEALTHCARE ENTERPRISES Actionable solut ions across the biomedical spectrum Luminex is a biotech company providing molecular, proteomic, and cellular analysis tools and tests to life science and diagnostics markets exceeding $12B per year. We seek to enable labs around the world to quickly advance science and deliver beneficial, cost-effect ive healthcare solut ions complexity simplif ied. 4 LUMINEX CORPORATION: WHO WE ARE • Differentiated platforms and assays to address the needs of our clinical, biopharmaceutical, and research customers • Enabling molecular, proteomic, and cellular analysis DIVERSIFIED SOLUTIONS • Serving a growing $12B+ global life science marketplace • Flexibility in reaching customers through direct sales, strategic partnerships, and other channels ATTRACTIVE MARKETS • Healthy profitability, increasing quarterly dividend, consistent cash flow and strong balance sheet • ~25,000 instruments worldwide driving 75% annuity revenue FINANCIAL STRENGTH & GLOBAL REACH complexity simplif ied. 5 LEADING CUSTOMERS & PARTNERS

LUMINEX ADDRESSES A $12B+ GLOBAL MARKET

	ACADEMIC	GOVERNMENT	BIOPHARMA/ BIOTECH	APPLIED TESTING	HOSPITAL / REFERENCE LABS
ARIES®					✓
VERIGENE®					✓
VERIGENE® II					✓
MAGPIX®	✓	✓	✓	✓	✓
LX200/ FM3D	✓	✓	✓	✓	✓
xMAP® INTELLIFLEX	✓	✓	✓	✓	
Guava® easyCyte™	✓	✓	✓		
ImageStream®	✓	✓	✓		

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COMPANY IS ON TRACK TO NEARLY TRIPLE ANNUAL REVENUE SINCE 2011


$184M
$203M
$213M
$227M
$238M
$270M
$306M
$315M
$335M
$417M
$480M
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021G

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complexity simplif ied. 8 RECURRING REVENUE DRIVES LMNX GROWTH $0M $50M $100M $150M $200M $250M $300M $350M $400M $450M 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 of revenue is recurring 75% Assays Consumables Systems Other Royalties complexity simplif ied. 9 ANNUAL EBITDA SINCE 2011 REVENUE GROWTH AND MARGIN FOCUS DRIVE EBITDA PROGRESSION $36M $37M $21M $42M $51M $41M $60M $52M $19M 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LABCORP DEPARTURE RESTRUCTURING COSTS 2021 YTD thru Q3 $53.5M

PANDEMIC SOLUTIONS

complexity simplif ied. 11 DEVELOPING SOLUTIONS DURING THE COVID-19 PANDEMIC PCR-BASED TESTS • Two Luminex PCR-based COVID-19 tests have already received EUA clearance • Run on ARIES® and NxTAG® Systems • Anticipate Q1 2021 EUA for a number of multiplex panels that have SARS-CoV-2 targets, including on ARIES®, VERIGENE® II and NxTAG® Systems ANTIGEN-BASED TESTS • xMAP® Multi-Antigen IgG assay has received EUA clearance • Developing additional antibody tests to help identify individuals who may have some level of immunity to the virus complexity simplif ied. 12 EXPANDED MANUFACTURING TO MEET INCREASED DEMAND Chicago/ VERIGENE® • ~25% increase in footprint ($8M facility purchase). Q1 2021 • 600K test capacity (VERIGENE II fully automated lines) • 1.2M test capacity (VERIGENE I) • $3.4M total investment (already paid) Madison/ Reagents • 10%+ increase in building footprint (investment of $2.5M) • Supports both ARIES® and VERIGENE II Austin/ARIES® • 600K test capacity. Beginning of 2020 • 1.6M test capacity. Summer 2020 • 3.2M test capacity (investment of ~$5M). Ready now! • 4.5M test capacity (investment of $1M). Mid-2021 • 6M+ test capacity (investment of ~$5M). Beginning of 2022 • 50K sq ft facility expansion. Mid-2021 Toronto/ NxTAG® • 1M test capacity. Beginning of 2020 • 9M test capacity (investment of $500K). Summer 2020

SUMMARY

complexity simplif ied. 14 These efforts have allowed us to be well posit ioned for cont inued growth in profitability, while avoiding the “COVID-19 cliff” that many companies will be facing when the pandemic ult imately ends WELL-POSITIONED FOR CONTINUED GROWTH New growth opportunities from acquisitions Pandemic capabilities will remain relevant Significantly expanded our MDx customer base Expanded manufacturing capabilities to support future growth + NSPH FLOW + 400 CUSTOMERS 2015: 900 CUSTOMERS 2020:

2021 GROWTH DRIVERS

FURTHER DOUBLING OF ARIES® MANUFACTURING CAPACITY

2021 capacity of 4M+ tests per year



ADDITIONAL COVID-19 OFFERINGS

NxTAG® RPP + SARS-CoV-2

ARIES® Flu A/B/RSV + SARS-CoV-2

VERIGENE® II RSP *Flex* w/ SARS-CoV2



XMAP® INTELLIFLEX LAUNCH

Increased sensitivity and dynamic range

Customer convenience features

Workflow automation enhancements

Software UI improvements


xMAP
INTELLIFLEX

VERIGENE® II LAUNCH

Fully automated

Random access

Scalable

Flexible pricing



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BEYOND 2021 GROWTH DRIVERS EFFECTIVE USE OF EXPANDING CASH POSITION M&A Increased dividend Share buyback Targeted R&D investment FURTHER MARKET PENETRATION ADDITIONAL ASSAY OFFERINGS All multiplex respiratory assays to include CoV-2 BSI: GP, GN & yeast CNS ARIES® menu expansion FURTHER INCREASE OF ARIES® MANUFACTURING CAPACITY 2022 capacity of 6M+ tests per year 16 $480M 2021G

LUMINEX IS AN EXCITING INVESTMENT OPPORTUNITY: THE TIME IS NOW!

- SERVING MULTI-BILLION DOLLAR MARKETS ($12B+)
- DIVERSIFIED PRODUCT OFFERINGS
- RAZOR/ RAZORBLADE MODEL (75% ANNUITY)
- EXCITING NEW PRODUCT PIPELINE
- 2021 ANNUAL REVENUE GUIDANCE: $480M (~15% YOY)
- STRONG PROFITABILITY + CASH FLOW; CASH POSITION OF ~$310M; INCREASING DIVIDEND

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THANK YOU